EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report on Form 10-Q of nStor Technologies, Inc. (the "Company") for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Thomas L. Gruber, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)        The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                                            /s/ Thomas L. Gruber

                                                                                                             Thomas L. Gruber
                                                                                                            Chief Financial Officer
                                                                                                             November 8, 2003